Exhibit 10.1
EXECUTION COPY
AMENDMENT NO. 1
          AMENDMENT NO. 1 dated as of August 10, 2005 between ASSURANT, INC. (d/b/a Assurant Group), the Lenders executing this Amendment No. 1 on the signature pages hereto and JPMORGAN CHASE BANK, N.A., in its capacity as Administrative Agent under the Credit Agreement referred to below.
          Assurant, Inc., the lenders party thereto (including the Lenders executing this Amendment No. 1 on the signature pages hereto) and JPMorgan Chase Bank, N.A., as Administrative Agent, are parties to a First Amended and Restated Credit Agreement dated as of April 29, 2005 (as modified and supplemented and in effect from time to time, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit to be made by said lenders to the Borrower in an aggregate principal amount not exceeding $500,000,000 (subject to any increases effected pursuant to Section 2.9 of the Credit Agreement).
          The Borrower and the Lenders party hereto wish now to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:
          Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.
          Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:
          2.01. References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.
          2.02. Definitions. Section 1.1 of the Credit Agreement shall be amended by amending the following definition in its entirety:
     “Consolidated Adjusted Net Worth” means, as at any date of determination, the sum of (a) the amounts that would, in accordance with GAAP, be included on the consolidated balance sheet of the Borrower and its Subsidiaries as of such date as total stockholders’ equity (including all “preferred stock” (other than Disqualified Capital Stock and/or Hybrid Securities that are determined to be, or that are treated as, “preferred stock”)), but excluding (i) treasury stock and (ii) the effects of Financial Accounting Statement No. 115, and (b) the amounts of all obligations of the Borrower and its Subsidiaries in respect of Disqualified Capital Stock and/or Hybrid Securities to the extent, as at such date of
Amendment No. 1

determination, such obligations would be excluded from the definition of “Indebtedness” by virtue of the proviso contained in clause (xi) of such definition.
          2.03. Financial Covenants. Section 6.9(ii) of the Credit Agreement is hereby amended to read in its entirety as follows:
     “(ii) Minimum Consolidated Adjusted Net Worth. The Borrower shall not permit its Consolidated Adjusted Net Worth at any time to be less than the sum of (x) $2,477,212,000, plus (y) 50% of Consolidated Net Income for each Fiscal Quarter (beginning with the Fiscal Quarter ending after December 31, 2004) for which Consolidated Net Income (measured at the end of each such Fiscal Quarter) is a positive amount plus (z) 100% of the net proceeds received by the Borrower or any Subsidiary after December 31, 2004 from any capital contribution to, or issuance of any Capital Stock, Disqualified Capital Stock and Hybrid Securities (but only to the extent such Capital Stock, Disqualified Capital Stock and Hybrid Securities are included, at the time of issuance thereof, in Consolidated Adjusted Net Worth pursuant to the definition thereof) of, the Borrower or any Subsidiary (but excluding any issuance by a Subsidiary to the Borrower or to a wholly-owned Subsidiary, and any capital contribution by the Borrower or a Subsidiary to a wholly-owned Subsidiary).”
          Section 3. Representations and Warranties. The Borrower represents and warrants to the Lenders and the Administrative Agent, as to itself and each of its subsidiaries, that (a) the representations and warranties set forth in Section 4 of the Credit Agreement, are true and complete on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date), and as if each reference in said Section 4 to “this Agreement” (or words of similar import) included reference to this Amendment No. 1 and (b) no Event of Default or Potential Event of Default has occurred and is continuing on the date hereof.
          Section 4. Conditions Precedent. The amendments set forth in Section 2 hereof shall become effective, as of the date hereof, upon receipt by the Administrative Agent of counterparts of this Amendment No. 1 executed by the Borrower and Lenders party to the Credit Agreement constituting the Requisite Lenders.
          Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.
Amendment No. 1

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

ASSURANT, INC. (d/b/a Assurant Group)
By:
Name:
Title:

Amendment No. 1

LENDERS JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent
By:
Name:
Title:

CITICORP NORTH AMERICA INC.
By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION
By:
Name:
Title:

SUNTRUST BANK
By:
Name:
Title:

M&I MARSHALL & ILSLEY BANK
By:
Name:
Title:

By:
Name:
Title:

Amendment No. 1

U.S. BANK NATIONAL ASSOCIATION
By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION
By:
Name:
Title:

CREDIT SUISSE FIRST BOSTON
By:
Name:
Title:

LEHMAN BROTHERS BANK, FSB
By:
Name:
Title:

MERRILL LYNCH BANK USA
By:
Name:
Title:

MORGAN STANLEY BANK
By:
Name:
Title:

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WILLIAM STREET COMMITMENT CORPORATION (Recourse only to assets of William Street Commitment Corporation)
By:
Name:
Title:

THE BANK OF NOVA SCOTIA
By:
Name:
Title:

UMB BANK, N.A.
By:
Name:
Title:

COMMERCE BANK, N.A.
By:
Name:
Title:

Amendment No. 1